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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 29, 2003



                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                       1-11588                 38-3042953
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

   73 KERCHEVAL AVENUE, GROSSE POINTE FARMS, MI                     48236
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070









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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On April 29, 2003, Saga Communications, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003. The press release, dated April 29, 2003, is attached as Exhibit 99.1 to this Form 8-K.

         The information furnished in this Item 9 (which is furnished under Item
12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         See Item 9.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SAGA COMMUNICATIONS, INC.


Date:  April 29, 2003              By:    /s/ Samuel D. Bush
                                       -----------------------------------------
                                          Samuel D. Bush
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer




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                                INDEX OF EXHIBITS

 EXHIBIT NO.                      DESCRIPTION
 -----------      ------------------------------------
    99.1           Press Release dated April 29, 2003.